Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 22, 2006


                                            /s/ Robert C. Doll, Jr.
                                            ------------------------------------
                                            Robert C. Doll, Jr.,
                                            Chief Executive Officer of
                                            Merrill Lynch Core Principal
                                            Protected Fund of Merrill Lynch
                                            Principal Protected Trust and Master
                                            Large Cap Core Portfolio of Master
                                            Large Cap Series Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust and will be retained by Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 22, 2006


                                            /s/ Donald C. Burke
                                            ------------------------------------
                                            Donald C. Burke,
                                            Chief Financial Officer of
                                            Merrill Lynch Core Principal
                                            Protected Fund of Merrill Lynch
                                            Principal Protected Trust and Master
                                            Large Cap Core Portfolio of Master
                                            Large Cap Series Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust and will be retained by Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.